UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-09575

MEEHAN MUTUAL FUNDS, INC.
(Exact name of Registrant as Specified in Charter)

7250 Woodmont Avenue
Suite 315
Bethesda, MD  20814
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: 1-301-543-8881

THOMAS P. MEEHAN, PRESIDENT
7250 Woodmont Avenue
Suite 315
Bethesda, MD  20814
(Name and Address of Agent for Service)

Copy to:
ROBERT J. ZUTZ, ESQ.
K&L Gates LLP
1601 K Street, NW
Washington, D.C.  20006

Date of fiscal year end: October 31

Date of reporting period: April 30, 2014

Item 1. Reports to Shareholders

MEEHAN FOCUS FUND SEMI-ANNUAL REPORT APRIL 30, 2014

This report is for the information of the shareholders of Meehan Focus Fund. Its use in connection with any offering of the Fund’s shares is authorized only in a case of concurrent or prior delivery of the Fund’s current prospectus. Investors should refer to the accompanying prospectus for description of risk factors associated with investments in securities held by the Fund.

Meehan Focus Fund A Series of Meehan Mutual Funds, Inc. 7250 Woodmont Avenue, Suite 315 Bethesda, MD 20814 (866) 884-5968	Distributor: Integrity Fund Distributors, LLC 1 North Main Street Minot, ND 58703 (800) 933-8413

June 23, 2014

Dear Fellow Shareholders*:

The total return for the Meehan Focus Fund (“the Fund”) for the first six months of its 2014 fiscal year through April 30 was 4.90%; the Fund’s NAV at April 30 was $21.32.  The Fund’s returns over this six-month period trailed the Standard and Poor’s 500 Total Return Index (“S&P 500”) and the NASDAQ Composite Index (“NASDAQ”).  Since inception, the Fund has outperformed both the S&P 500 and the NASDAQ.  The Fund’s results for the first six months of its 2014 fiscal year, for one year, five years, ten years, and from inception are shown below with comparable results for leading market indexes.

	First Six Months of 2014 Fiscal Year November 1, 2013– April 30, 2014	One-Year Return May 1, 2013 – April 30, 2014	Annualized Return Five Years May 1, 2009 – April 30, 2014	Annualized Return Ten Years May 1, 2004 – April 30, 2014	Annualized Return from Inception December 10, 1999 – April 30, 2014
Meehan Focus Fund	4.90%	19.22%	16.69%	6.56%	5.59%
S&P 500 Total Return Index**	8.36%	20.44%	19.13%	7.66%	3.99%
NASDAQ**	4.97%	23.61%	19.08%	7.91%	0.94%

Past performance does not guarantee future results.  Performance data quoted above represents past performance, and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To obtain more current performance information please call (866) 884-5968.

The Meehan Focus Fund’s total annual operating expenses are 1.02%.***

________________________________

* The views expressed herein are not meant as investment advice. Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee that the Fund will continue to hold these securities in the future. Please consider the investment objectives, risks, charges, and expenses of the Fund before investing. Contact the Fund at (866) 884-5968 for a prospectus, which contains this and other important information about the Fund. Read the prospectus carefully before investing.

** The S&P 500 Total Return Index is an unmanaged index of 500 U.S. stocks and represents the broad performance of the U.S. stock market. The NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. Index performance does not include transaction costs or other fees, which will affect actual performance.

*** The operating expenses disclosed above are current as of the Fund’s most recent prospectus. More recent operating expense information can be found in the Financial Highlights section of this report.

Market returns over the last six months have been muted compared to the blazing pace of 2013 but solid by historical standards.  After a sharp but brief sell-off in January, the market regained its upward momentum in February and has continued to rise steadily since; the Fund’s NAV closed at an all-time high of $22.40 on June 23.

Along the way, investors looked past the first quarter’s GDP decline, blaming an unusually harsh winter and choosing instead to focus on continued growth in employment and consumer spending as indicators of improvement to come.  Overall, economic reports have been mixed but generally indicate slow but steady growth which, barring an unexpected shock, we believe will continue.

Newly minted Federal Reserve Chair Janet Yellen appears intent on following the path set by her predecessor – providing ongoing support to the economy by keeping interest rates low, while at the same time weaning the economy and market off the Fed’s bond purchases.  After spending much of last year wondering when the Fed would begin to taper its bond purchases and by how much, Fed watchers are now asking when the Fed will raise rates and by how much.  Managing this process surely presents a challenge, but we are optimistic that the Fed will find a way to communicate its intentions to the markets that will limit disruptions and not imperil growth.

Looking beyond the United States, conditions are a bit murky.  Europe’s economy is growing again, but its recovery remains fragile and deflation worries persist.  Complicating matters there is the ongoing crisis in Ukraine, where Russia’s annexation of Crimea prompted the European Union to impose sanctions on Russia.  Further escalation of the conflict in Ukraine could threaten the flow of Russian energy to Europe, which relies heavily on imports of Russian natural gas, and hamper Europe’s recovery.

Renewed conflict in Iraq, where insurgents have taken control of significant territory, is also a concern as a sustained rise in oil prices could slow economic growth in many countries.  While the bulk of Iraq’s oil production is currently unaffected by the violence, the situation is not stable and oil prices have risen on fears that fighting in Iraq could lead to supply disruptions.

Despite these uncertainties, we are cautiously optimistic and continue to believe that stocks are likely to rise modestly through the remainder of the year.  However, we expect increased volatility and would not be surprised to see the market decline again as the S&P 500 has not suffered a 10% correction since 2011.

The Fund exited three positions over the past six months.  Thermo-Fisher Scientific was sold at a substantial gain after two years of strong returns brought its share price to our estimate of its full value.  Noble also was sold at a gain after we concluded that eroding business fundamentals were likely to limit earnings growth and depress the stock price.  Concerns about slowing growth and currency headwinds in emerging markets led us to sell the Fund’s position in the WisdomTree Emerging Markets Equity Income Fund at a modest loss.  Proceeds from these sales were used to significantly increase several existing holdings including Capital One, Express Scripts, and Devon Energy.

Portfolio Review

The attached Schedule of Investments identifies the stocks the Fund owned and their market values as of April 30, 2014.  The Fund held 33 stocks and approximately 81% of the Fund’s assets were invested in 25 holdings.  The top 10 holdings, which represented approximately 39% of the Fund’s portfolio on April 30, 2014, were as follows:

Company		% of Fund
1.	Berkshire Hathaway Inc. -- B	4.5
2.	Johnson Controls Inc.	4.4
3.	National Oilwell Varco, Inc.	4.3
4.	Lowe’s Companies	4.2
5.	Microsoft Corp.	4.0
6.	Pfizer Inc.	3.7
7.	General Electric Co.	3.7
8.	Novartis AG ADR	3.5
9.	Apple Inc.	3.3
10.	Automatic Data Processing Inc.	3.3
		38.9

As of April 30, 2014, all of the Fund’s top ten holdings showed gains since the Fund purchased them.  The Fund’s largest overall dollar gains are in long-term Fund holdings Berkshire Hathaway, Lowe’s, and General Electric.

The Fund’s performance over the past six months was boosted by solid gains from Microsoft, Berkshire Hathaway, and PNC Financial, all long-term Fund holdings.  At Microsoft, which we discuss in greater detail below, strong results from its enterprise division and a favorable market response to its newly appointed CEO helped drive shares higher.  Berkshire’s shares rose on solid results from both its insurance and non-insurance businesses, and PNC’s strong cost controls and a growing customer base helped push earnings and shares higher.

Offsetting these gains were disappointing results from Lowe’s, GM, and former Fund holding Noble Corporation.  Lowe’s shares have dipped in 2014 after two years of outstanding gains as a harsh winter and weakness in existing home sales reduced consumer spending on home improvement.  Despite its recent difficulties, Lowe’s management recently reaffirmed its 2014 outlook, and we believe that ongoing efforts to enhance its stores and improve customer service will boost sales and earnings going forward.  At GM, a disappointing January sales report followed by revelations in March that GM failed to properly address defects in several car models sent its shares tumbling.  While the recall revelations are troubling, in our view GM’s new management team is taking appropriate steps to rectify the problems.  Despite the recalls and attendant negative publicity, U.S. sales numbers for April and May showed solid growth, and we believe GM should be able build on that sales momentum as it puts the recall issues behind it.  Noble’s recent results reflect a drilling market characterized by an oversupply of rigs and weak demand from major customers, conditions that pushed day rates down.  We expect these issues will likely persist well into 2015, and we decided to sell the Fund’s Noble position and redeploy the funds to stocks with better growth potential.

Brief Discussion of Three of the Fund’s Current Holdings

	Average Cost per Share	April 30, 2014 Market Price per Share	Percent* Increase (Decrease)
Express Scripts Holding Co.	$63.35	$66.58	5.1%
Capital One Financial Corp.	$70.35	$73.90	5.1%
Microsoft Corp.	$20.07	$40.40	201.3%

*Please note that not all securities held by the Fund have posted gains comparable to the three we discuss.

Express Scripts Holding Co. (ESRX)

Price (6/20/14)	$ 68.74	Forward P/E	11.7
Market Cap ($B)	$ 52.8	Price/Book	2.4
Dividend Yield	0.0%	Price/Sales	0.5
Return on Equity	7.9%

Express Scripts is the largest pharmacy benefits manager (PBM) in the United States.  It processes and administers more than 1.5 billion prescriptions annually through its vast network of retail and mail-order pharmacies, giving the company a commanding 40% market share.

Express Scripts acquired rival Medco in 2012 in a $30 billion acquisition that catapulted the company into its dominant position in the PBM market and also solidified its status as the low-cost provider of drugs for customers and insurers.  The company has successfully realized nearly $1 billion in cost savings from the acquisition while maintaining greater than a 90% customer retention rate, which is a testament to management’s strong acquisition track record.

The PBM industry is highly competitive, but we believe Express Scripts’ size and scale afford it numerous advantages.  These include the ability to extract better rebates from brand name drug makers, the financial leverage to efficiently cover the fixed operating costs of its large mail order facilities, and the enjoyment of solid profit margins on generic drugs, which are the fastest growing segment of the drug market.

Regulatory changes represent both a risk and an opportunity for Express Scripts.  On balance, the Affordable Care Act aims to add approximately 37 million uninsured Americans to the health insurance rolls, which should in turn increase demand for the company’s services.  Moreover, in our view, the added focus on controlling prescription drug costs will also favor players like Express Scripts, whose business model is already based on lowering pharmaceutical costs for both consumers and insurers.

Express Scripts’ size, scale, and low-cost operating structure give it one of the most sustainable competitive advantages in the entire healthcare industry.  With its attractive valuation of less than 12 times forward earnings, compared to a market average of 16 times, and the company’s strong growth prospects, Express Scripts is one of our favorite long-term holdings in the health care sector.

Capital One Financial Corp. (COF)

Price (6/20/14)	$ 83.43	Forward P/E	10.9
Market Cap ($B)	$ 47.7	Price/Book	1.1
Dividend Yield	1.4%	Price/Sales	2.2
Return on Equity	10.0%

Capital One Financial has transformed itself from a traditional credit card company into one of the largest, full-service bank holding companies in the United States.  Since the financial crisis of 2008-2009, Capital One has made a series of opportunistic acquisitions in both traditional and nontraditional banking markets, which have nearly doubled its assets, deposits, and revenues, and allowed it to achieve national scale and a low-cost, stable funding base.

Capital One now operates in three major segments - credit card lending, consumer banking (auto and home loans), and commercial lending - all of which have grown steadily over the last five years.  At 45% of total loans, credit cards still constitute the largest part of its business and contribute meaningfully to profitability.  The company managed its credit card portfolio well through the crisis and recovery by expanding it wisely and keeping loan losses below the industry average.  Management has consciously traded slower loan growth for higher credit quality by shunning practices like offering low introductory rates on high-risk credit card balance transfers, which we believe sets it apart from many of its competitors and will benefit the company over the long term.

Capital One has established itself as a leading online banker in the United States.  The 2012 acquisition of ING’s online banking business greatly improved Capital One's liquidity and solidified its access to low-cost deposit based funding, enabling it to compete effectively for loan business through competitive pricing.  In fact, Capital One has utilized its low-cost deposit base to gain significant market share in densely-populated regions like the Mid-Atlantic and New York, which we expect to continue to drive growth and profits for the bank.

Now that it has fulfilled its goal of achieving national scale, Capital One’s management has returned its focus to building shareholder value.  During 2013, the Federal Reserve approved both a major increase to the company’s quarterly dividend and a $1 billion share buyback program.  In the March 2014 Comprehensive Capital Analysis and Review, the Fed also gave approval to the bank’s plan to return better than 50% of its cash flow to shareholders this year through buybacks and dividend increases.

Overall, Capital One has successfully grown its many diverse business lines into a unified bank that serves its customers well, maintains strong expense controls, and produces resilient and attractive risk-adjusted returns. We believe shareholders will continue to reap the rewards of this success.

Microsoft Corp. (MSFT)

Price (6/20/14)	$ 41.68	Forward P/E	13.8
Market Cap ($B)	$345.4	Price/Book	3.9
Dividend Yield	2.6%	Price/Sales	4.2
Return on Equity	27.3%

Microsoft, best known for its hugely successful and profitable Windows operating system and Office productivity suite, is the world’s largest software maker.  Today, while it still derives 75% of its revenues from its Windows operating systems and servers, the company is transitioning from a PC-centric business model to a mobile, cloud-based computing platform serving consumers and companies across multiple products, services, and devices.

To spearhead this transformation, Microsoft appointed Satya Nadella as its new CEO in February 2014.  Mr. Nadella is a 20-year veteran of Microsoft and was most recently Executive Vice President of the company’s Cloud and Enterprise Service Group, the fastest growing segment of Microsoft’s business.  As a first step in executing his vision to transform Microsoft into a provider of innovative products and services “at the nexus of the cloud and mobile world,” Nadella announced in April the acquisition of Nokia’s Devices and Services business for $7.1 billion.  The acquisition was a natural step for the two companies, in partnership since 2011, to pursue their strategy of dominating the affordable mobile phone segment, particularly in fast-growing emerging markets.

Even as Microsoft shifts its focus to the mobile and cloud-computing markets, its Windows operating system, Office, and Server products remain dominant and very profitable.  Microsoft’s large market share, high switching costs, customer stickiness, and huge network effect of customers relying on a whole suite of Office products to run business-critical tasks provide the wide moat, or protection from competition, that we seek in our investments.

The strength of this core business has kept Microsoft on solid financial footing.   The company holds $88 billion of cash on its balance sheet as of March 31, 2014, compared to just $22 billion in long-term debt.   Microsoft generates a hefty $24 billion in annual cash flow, which fully supports annual R&D spending of $2.3 billion and dividend growth that has averaged over 15%

annually for the past five years.  With a payout ratio of only 38%, Microsoft still has ample room to continue to grow its dividend.

While we know any transition carries both opportunities and risks, we believe Microsoft will successfully navigate the shift to mobile and cloud computing, while still delivering solid returns for shareholders.

Sources for charts and text: Morningstar, S&P, Argus, Value Line, company reports, Edgemoor Investment Advisors estimates.

Conclusion

We appreciate your confidence in our management of the Fund and look forward to continued success.  You can check the Fund’s NAV online at any time by typing in the Fund’s symbol (MEFOX) in most stock quotation services.  Best wishes for a relaxing and restful summer -- and please do not hesitate to contact us if you have any questions regarding the status of your investment in the Fund.

Sincerely, Thomas P. Meehan Paul P. Meehan R. Jordan Smyth, Jr. Managers, Meehan Focus Fund

Comparison of Change in Value of a $10,000 Investment in the
Meehan Focus Fund vs. the S&P 500 Total Return Index and the
NASDAQ Composite Index*

$21,500
$20,500
$19,500
$18,500
$17,500
$16,500
$15,500
$14,500
$13,500
$12,500
$11,500
$10,500
$9,500
$8,500
$7,500
$21,428
$20,932
$18,888
4/30/2004
10/31/2004
4/30/2005
10/31/2005
4/30/2006
10/31/2006
4/30/2007
10/31/2007
4/30/2008
10/31/2008
4/30/2009
10/31/2009
4/30/2010
10/31/2010
4/30/2011
10/31/2011
4/30/2012
10/31/2012
4/30/2013
10/31/2013
4/30/2014
NASDAQ Composite Index
Meehan Focus Fund
S & P 500 Total Return Index

Past performance is not predictive of future performance.  The above presentation is unaudited.

	Annualized Total Return**

	One year Ending 4/30/14	Five year Ending 4/30/14	Ten Year Ending 4/30/14
Meehan Focus Fund	19.22%	16.69%	6.56%
S&P 500 Total Return Index	20.44%	19.13%	7.66%
NASDAQ Composite Index	23.61%	19.08%	7.91%

*   The above graph depicts the performance of the Meehan Focus Fund versus the S&P 500 Total Return Index and the NASDAQ Composite Index.  It is important to note that the Meehan Focus Fund is a professionally managed mutual fund; the S&P 500 Total Return Index by Standard & Poor's Corp. is a capitalization weighted index comprised of 500 issues listed on various exchanges, representing the performance of the stock market generally; and the NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market.  An index is not an investment product available for purchase.
**   Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance. The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of fund shares.

FUND EXPENSES

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period, October 31, 2013 through April 30, 2014.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses Paid During Period* October 31, 2013 – April 30, 2014
Actual	$1,000.00	$1,044.07	$5.17
Hypothetical (5% return before expenses)	$1,000.00	$1,019.74	$5.11

* Expenses are equal to the Fund’s annualized total operating expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181) divided by the days in the year (365) to reflect the half-year period.

MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS
April 30, 2014 (unaudited)	Quantity	Fair Value

COMMON STOCKS (95.5%)

Consumer Discretionary (16.5%)
General Motors Co	50,000	$1,724,000
Johnson Controls, Inc	53,000	2,392,420
Kohls Corp	30,000	1,643,700
Lowe's Companies Inc	50,000	2,295,500
Tupperware Brands Corp	12,000	1,018,920
		9,074,540

Consumer Staples (1.7%)
Nestle SA Reg B ADRS	12,500	964,750

Energy (9.6%)
Devon Energy Corp	25,000	1,750,000
Exxon Mobil Corp	11,353	1,162,661
National Oilwell Varco Inc	30,000	2,355,900
		5,268,561

Financials (17.7%)
Aflac, Inc	26,000	1,630,720
American Express Co	17,000	1,486,310
American Intl Group Inc New	25,000	1,328,250
*Berkshire Hathaway - Class B	19,250	2,480,362
Capital One Financial	15,000	1,108,500
PNC Financial Services Group Inc	20,000	1,680,800
		9,714,942

Health Care (15.2%)
*Express Scripts Holding Co	25,000	1,664,500
Johnson & Johnson	15,000	1,519,350
Novartis AG - ADR	22,000	1,912,680
Pfizer Inc	65,000	2,033,200
WellPoint Inc	12,000	1,208,160
		8,337,890

Industrials (7.3%)
General Electric Co	75,000	2,016,750
3M Co	8,000	1,112,720
United Parcel Service Inc - Class B	9,000	886,500
		4,015,970

Information Technology (20.5%)
Apple Inc	3,100	1,829,279
Automatic Data Processing, Inc	23,000	1,793,080
Cisco Systems Inc	50,000	1,155,500
Google Inc - Class A	1,400	748,832
Google Inc - Class C	1,400	737,324
Intel Corp	60,000	1,601,400
Microsoft Corp	55,000	2,222,000
Western Union Company	75,000	1,190,250
		11,277,665

Materials (7.0%)
Compass Minerals International Inc	12,000	1,099,200
*Horsehead Holding Corp	100,000	1,559,000
Methanex Corp	18,983	1,176,946
		3,835,146

TOTAL COMMON STOCKS (COST: $32,760,550)		$52,489,464

SHORT-TERM SECURITIES (4.4%)	Shares
^First Western Bank Collective Asset Fund 0.150% (COST: $2,451,935)	2,451,935	$2,451,935

TOTAL INVESTMENTS (COST: $35,212,485) (99.9%)		$54,941,399
OTHER ASSETS LESS LIABILITIES (0.1%)		39,551

NET ASSETS (100.0%)		$54,980,950

* Non-income producing investment
^ Variable rate security; rate shown represents rate as of April 30, 2014
ADR – American Depository Receipts

The accompanying notes are an integral part of the financial statements.

Sector Allocation (% of Net Assets) for the Meehan Focus Fund April 30, 2014 (unaudited)

Cash Equivalents and Other, 4.5%
Consumer Staples, 1.7%
Information Technology, 20.5%
Materials, 7.0%
Industrials, 7.3%
Energy, 9.6%
Financial, 17.7%
Health Care, 15.2%
Consumer Discretionary, 16.5%

MEEHAN FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2014 (unaudited)

ASSETS
Investments in securities, at fair value (cost $35,212,485)(Note 1)	$54,941,399
Receivable for Fund shares sold	19,634
Accrued dividends receivable	69,285
Accrued interest receivable	247
Total assets	$55,030,565

LIABILITIES
Due to advisor (Note 5)	$44,824
Foreign tax withholding payable	4,791
Total liabilities	$49,615

NET ASSETS	$54,980,950

NET ASSETS ARE REPRESENTED BY:
Common Stock (100,000,000 shares of $.0001 par value authorized)	$258
Additional capital paid-in	34,359,531
Accumulated net realized gain (loss) on investments	693,618
Accumulated undistributed net investment income	198,629
Unrealized appreciation (depreciation) on investments	19,728,914

NET ASSETS	$54,980,950

Shares outstanding	2,578,394

Net asset value per share*	$21.32

*Redemption price is equal to net asset value less any applicable redemption fee (Note 1).

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENT OF OPERATIONS
For the Six Months Ended April 30, 2014 (unaudited)

INVESTMENT INCOME
Interest	$1,323
Dividends (net of foreign withholding taxes of $15,202)	553,855
Total investment income	$555,178

EXPENSES
Investment advisory fees (Note 5)	$210,852
Service fees (Note 5)	52,713
Total expenses	$263,565

NET INVESTMENT INCOME (LOSS)	$291,613

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investments	$693,618
Net change in unrealized appreciation (depreciation) of investments	1,523,490
Net realized and unrealized gain (loss) on investments	$2,217,108

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,508,721

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
	Six
	Months	Year
	Ended	Ended
	4/30/14*	10/31/13
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$291,613	$519,316
Net realized gain (loss) from investment transactions	693,618	1,204,271
Net change in unrealized appreciation (depreciation) on investments	1,523,490	9,640,610
Net increase (decrease) in net assets resulting from operations	$2,508,721	$11,364,197

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	$(132,690)	$(525,980)
Captial Gains	(120,427)	(1,206,026)
Total distributions	$(253,117)	$(1,732,006)

CAPITAL SHARE TRANSACTIONS (Note 2)
Proceeds from sale of shares	$2,532,124	$1,912,420
Proceeds from reinvested dividends	251,576	1,727,034
Cost of shares redeemed	(1,064,122)	(2,666,944)
Net increase (decrease) in net assets resulting from capital share transactions	$1,719,578	$972,510

TOTAL INCREASE (DECREASE) IN NET ASSETS	$3,975,182	$10,604,701
NET ASSETS, BEGINNING OF PERIOD	$51,005,768	$40,401,067
NET ASSETS, END OF PERIOD	$54,980,950	$51,005,768

Accumulated undistributed net investment income	$198,629	$39,706

*Unaudited.

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
FINANCIAL HIGHLIGHTS
	Six
	Months	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	4/30/14#	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
NET ASSET VALUE, BEGINNING OF PERIOD	$20.42	$16.41	$15.51	$14.86	$13.28	$12.34

Income (loss) from investment operations:
Net investment income (loss)	$0.11	$0.21	$0.23	$0.17	$0.11	$0.12
Net realized and unrealized gain (loss) on investments	0.89	4.52	1.39	0.82	1.58	0.94
Total from investment operations	$1.00	$4.73	$1.62	$0.99	$1.69	$1.06

Less Distributions:
Dividends from net realized gains	$(0.05)	$(0.22)	$(0.23)	$(0.14)	$(0.11)	$(0.12)
Distributions from net investment income	(0.05)	(0.50)	(0.49)	(0.20)	0.00	0.00
Total distributions	$(0.10)	$(0.72)	$(0.72)	$(0.34)	$(0.11)	$(0.12)

NET ASSET VALUE, END OF PERIOD	$21.32	$20.42	$16.41	$15.51	$14.86	$13.28

Total Return*	4.90%^	29.01%	10.47%	6.78%	12.75%	8.58%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$54,981	$51,006	$40,401	$37,461	$35,002	$31,221
Ratio of expenses to average net assets**	1.00%+	1.00%	1.01%	1.15%	1.15%	1.14%
Ratio of net investment income to average net assets	1.11%+	1.17%	1.39%	1.08%	0.78%	1.00%
Portfolio turnover rate	4.25%	16.76%	23.26%	18.47%	21.27%	30.28%

+ Annualized.
^ Not annualized.
# Unaudited.

*Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

** This ratio excludes the impact of expenses of the registered investment companies and exchange traded funds in which the Fund may invest.

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
April 30, 2014 (unaudited)

1.           ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Meehan Mutual Funds, Inc. (the “Company”) is incorporated under the laws of the state of Maryland and consists solely of the Meehan Focus Fund (the “Fund”).  The Company is registered as a no-load, open-end management investment company of the series type under the Investment Company Act of 1940 (the “1940 Act”).  The Fund’s investment objective is long-term growth of capital.  The Fund commenced operations on December 10, 1999.

The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation—Common stocks and exchange traded funds listed on a securities exchange are valued at the last quoted sales price on the day of the valuation.  Price information on listed stocks is taken from the exchange where the security is primarily traded.  Securities that are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices.  Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the investment advisor under the supervision of the Board of Directors.  Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates fair value.  Investments in open end investment companies are valued at the closing net asset value on the day of valuation.  The Board will consider the following factors when fair valuing securities:  (1) the type of security; (2) certain characteristics of the security including maturity, coupon or dividend, call and/or refunding features, cost, duration, and yield; (3) the cost of the security; and (4) the size of the Fund’s holdings.

b) Federal Income Taxes—No provision for federal income taxes has been made since the Fund has complied to date with the provision of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

As of and during the year ended October 31, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for the tax years before 2008.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities. Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
April 30, 2014 (unaudited)

1.           ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES- (continued)
c) Distributions to Shareholders—Dividends from net investment income and distributions of net realized capital gains, if any, will be recorded on ex-date and paid at least annually.  Income and capital gain distributions are determined in accordance with federal income tax regulations that may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

d) Use of Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

e) Redemption Fee – A redemption fee of 2% of the value of the shares sold will be imposed on Fund shares redeemed within 7 calendar days of their purchase.

f) Investment Transactions, Shareholder Transactions, Investment Income and Expenses—Investment and shareholder transactions are recorded on trade date.  The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

2.           FAIR VALUE MEASUREMENTS
Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities
●	Level 2 – other significant observable inputs (including quoted prices for similarsecurities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions indetermining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
April 30, 2014 (unaudited)

2.           FAIR VALUE MEASUREMENTS – (continued)
The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2014.

	Level 1	Level 2	Level 3	Total
Common Stocks*	$52,489,464	$0	$0	$52,489,464
Short-Term Securities	2,451,935	0	0	2,451,935
Total	$54,941,399	$0	$0	$54,941,399
* See schedule of investments to view Common Stocks segregated by sector type.

The Fund did not hold any Level 3 assets during the six months ended April 30, 2014. The Fund did not hold any derivative instruments at any time during the six months ended April 30, 2014. There were no transfers into or out of Level 1 or Level 2 during the six months ended April 30, 2014. The Fund considers transfers into or out of Level 1 or Level 2 as of the end of the reporting period.

3.           CAPITAL SHARE TRANSACTIONS
Transactions in shares were as follows:

	Six Months Ended April 30, 2014	Year Ended October 31, 2013
Sold	120,210	103,197
Reinvestments	11,761	87,931
Redeemed	(50,911)	(155,786)
Net Increase	81,060	35,342

4.           INVESTMENT TRANSACTIONS
The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the six months ended April 30, 2014, were as follows:

Purchases	$3,415,156
Sales	$2,181,956

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
April 30, 2014 (unaudited)

5.           ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS
The Fund has entered into an Advisory Agreement with Edgemoor Investment Advisors, Inc. (the “Advisor”) to provide investment management services to the Fund. Pursuant to the Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.80% as applied to the Fund’s average daily net assets. For the six months ended April 30, 2014, the Advisor received fees of $210,852.

The Fund has entered into an Operating Services Agreement (the “Servicing Agreement”) with the Advisor to provide or arrange for day-to-day operational services to the Fund.  Pursuant to the Servicing Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.20% as applied to the Fund’s average daily net assets. For the six months ended April 30, 2014, the Advisor received fees of $52,713.

The Fund and the Advisor have entered into an Investment Company Services Agreement (the “ICSA”) with Integrity Fund Services, LLC to provide day-to-day operational services to the Fund including, but not limited to, accounting, transfer agent, dividend disbursing, registrar and recordkeeping services.

The effect of the Advisory Agreement and the Servicing Agreement is to place a “cap” on the Fund’s normal operating expenses at 1.00%. The only other expenses incurred by the Fund are distribution fees, if any, brokerage fees, taxes, if any, legal fees relating to Fund litigation, and other extraordinary expenses.

The Fund and the Advisor have entered into a Distribution Agreement with Integrity Funds Distributor, LLC to provide distribution services to the Fund.

The Fund has adopted a Plan of Distribution under Rule 12b-1 of the 1940 Act, which allows it to finance activities primarily intended to sell shares. The Plan has not been implemented and the Fund currently has no intention of implementing the Plan during the year through October 31, 2014.

One of the directors and officers of the Fund is a director and officer of the Advisor and the three officers of the Fund are also officers of the Advisor.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
April 30, 2014 (unaudited)

6.	DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

At April 30, 2014, unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Appreciation	$19,900,958
Depreciation	(172,044)
Net appreciation (depreciation) on investments	$19,728,914

At April 30, 2014, the cost of investments for federal income tax purposes was $35,212,485.

The tax character of distributions paid during the year ended October 31, 2013 and the year ended October 31, 2012 were as follows:

	2013	2012
Distributions from ordinary income	$525,980	$550,975
Distributions from capital gains	$1,206,026	$1,152,087

As of October 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$39,706
Undistributed capital gains	120,427
Unrealized appreciation (depreciation) of securities	18,205,424
$18,365,557

7.           FOREIGN SECURITIES
The Fund may invest up to 25% of its total assets in foreign securities.  Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. companies.  These risks include revaluation of currencies and future adverse political and economic developments.  Moreover, securities of foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies.

8.           NON-DIVERSIFICATION RISK
The Fund is a non-diversified Fund. As a result, the Fund’s holdings may be more concentrated in a limited number of securities and the value of its shares may be more sensitive than a diversified fund to any single economic, business, political, or regulatory occurrence.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
April 30, 2014 (unaudited)

9.           NEW ACCOUNTING PRONOUNCEMENTS
In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU’) No. 2011-11 related to the disclosure about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact, if any, this amendment may have on the Fund’s financial statements.

RENEWAL OF THE ADVISORY AGREEMENT

The Board of Directors considered the renewal of the Investment Advisory Agreement (the “Agreement”) between Meehan Mutual Funds, Inc., on behalf of the Meehan Focus Fund (the “Fund”), and Edgemoor Investment Advisors, Inc. (the “Adviser”) at a meeting held on December 9, 2013 (the “Meeting”).  As part of the renewal process, legal counsel to the Fund and the independent Directors sent an information request letter to the Adviser seeking certain relevant information.  The Adviser’s responses were provided to the Directors for their review prior to their Meeting.  The Board was provided with the opportunity to request any additional materials.  In addition, the Board meets regularly and, at each of its meetings, reviews materials and considers factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided to the Fund and its shareholders.  Provided below is a summary of certain of the factors the Board considered at the Meeting concerning the Fund.  The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Director may have afforded different weight to the various factors.

Nature, Extent and Quality of Services Provided.  The Board reviewed the scope of the services to be provided under the Agreement and noted that there would be no changes in the services provided by the Adviser to the Fund.  The Board considered the Adviser’s representation that it has the financial resources, commitment and appropriate staffing to continue to provide the same scope and quality of services that it currently provides to the Fund.  The Board also considered the Adviser’s ability to adopt and implement compliance and control functions for the Fund and noted that information concerning portfolio management and a report from the chief compliance officer are provided on a periodic basis to the Board.  The Board also considered the Adviser’s ability to promote the Fund and increase its assets.  The Board noted the Adviser’s commitment to the Fund through substantial personal investments by the executive officers of the Adviser in the Fund.  Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the nature, extent and quality of the services to be provided by the Adviser to the Fund under the Agreement were appropriate.

Performance of the Fund and Fund Expenses.  The Board considered the investment performance of the Fund compared to its benchmark index for the one-year, three-year, five-year and since inception periods ended October 31, 2013.  The Board noted that although the Fund trailed its benchmark index over the three- and five-year periods, it has outperformed the index for the one-year and since inception periods.  The Board also noted that although Morningstar statistics show the Fund trailed its “Large Cap Blend” category over the five- and ten-year periods, it has outperformed that same category over the past one- and three-year periods.  The Board also considered the performance of the Fund compared to a composite of similar accounts managed by the Adviser.  For the twelve-month period from November 1, 2012 through October 31, 2013, the Fund outperformed this composite.  In this connection, the Board considered the Adviser’s explanation that, while similar, the separately managed accounts that comprise the composite account are not identical to the Fund due to various reasons, including differing portfolio composition in connection with certain client needs for the separately managed accounts.

The Board considered the current expenses of the Fund, including the advisory fee rate to be paid to the Adviser, and a comparison of the Fund’s expense ratio relative to selected funds provided by the Adviser.  The Board noted that the Fund’s advisory fee rate and net annual operating expense ratio are each lower than the average advisory fee rate and expense ratio, respectively, charged by comparable funds.

Costs of Services Provided to the Fund and Profits Realized.  The Board considered the fees paid to the Adviser, including any fee waivers or expense reimbursement.  The Board noted that the Adviser earned a profit under the Agreement.  However, the Board also considered that the actual expenses of providing other services to the Fund exceeded the fees paid to the Adviser under a separate services agreement.  In addition, the Board considered the Adviser’s explanation that after reducing those same fees by 5 basis points effective December 1, 2011, the Adviser expects it will take a number of years before the Fund grows sufficiently large that the current fee charged will cover the actual expenses of providing these other services.  In this connection, the Board noted that the Adviser continues to provide services at a reasonable cost to investors, and to manage the Fund’s assets and provide a compliance program for the Fund.  Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the costs of services provided and profits realized by the Adviser under the Agreement were fair and reasonable.

Economies of Scale.  The Board considered the Fund’s ability to achieve economies of scale.  In this regard, the Board considered the Adviser’s expectation that it does not anticipate that Fund assets will grow to a point that will allow the Adviser to reduce the Fund’s operating expenses.  Based on these and other considerations, the Board determined that, in the exercise of its business judgment, a further reduction in fee rates or the addition of breakpoints in connection with economies of scale were not necessary at this time.

Conclusion.  Based on, but not limited to, the above considerations and determinations, the Board determined that the Agreement was fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment.  On this basis, the Board unanimously approved the renewal of the Agreement.  The Board’s decision to renew the Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year.

MEEHAN FOCUS FUND

Notice to Shareholders
April 30, 2014 (Unaudited)

QUARTERLY FILINGS ON FORM N-Q – The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the U.S. Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Forms N-Q is also available upon request by calling 1-866-884-5968.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES – A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-866-884-5968 and (2) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

 PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2013 – Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-866-884-5968 and (2) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Item 2.  Code of Ethics

Not applicable to semi-annual reports.

Item 3.  Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4.  Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable to the registrant.

Item 6.  Schedule of Investments

Included as part of report to shareholders under Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.  Controls and Procedures

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended), the Principal Executive Officer and Principal Financial Officer of Meehan Mutual Funds, Inc. have concluded that such disclosure controls and procedures are effective as of June 27, 2014

(b)
There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d)) of Meehan Mutual Funds, Inc. that occurred during the second fiscal quarter of  the period covered by this report that has materially affected, or is reasonably likely to materially affect, its internal control over financial reporting.

Item 12. Exhibits

(a)(1)    Not applicable to semi-annual reports.

(a)(2)    The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.CERT.

(a)(3)    Not applicable to the registrant.

(b)        The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEEHAN MUTUAL FUNDS, INC.

Date:           June 27, 2014

/s/ Thomas P. Meehan
Thomas P. Meehan
Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

MEEHAN MUTUAL FUNDS, INC.

Date:           June 27, 2014

/s/ Thomas P. Meehan
Thomas P. Meehan
Principal Executive Officer

Date:           June 27, 2014

/s/ Paul P. Meehan
Paul P. Meehan
Principal Financial Officer